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Exhibit 23.05

CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

        We consent to the reference of our reserves and economics report for Questar Exploration and Production Company as the years ended December 31, 1998, 1999, and 2000, incorporated herein by reference.

Netherland, Sewell & Associates
/s/ FREDERIC D. SEWELL

Dallas, Texas
February 22, 2002

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  Exhibit 23.05
CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS